UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On January 28, 2026, the Company appointed Tracy Farr as Chief Financial Officer of the Company, effective February 1, 2026 (the “Transition Date”). Mr. Farr will succeed Mary Ann Betsch, who will transition to a non-executive officer role as Senior Advisor to the Chief Executive Officer of the Company (“Senior Advisor”) as of the Transition Date and continue employment as Senior Advisor through June 30, 2026 (such date the “Separation Date”, and such period, the “Advisory Period”). As of the Separation Date, Ms. Betsch’s service with the Company will cease.

Mr. Farr, age 42, joined Lazard in 2013 and most recently served as a Managing Director in the Company’s Capital Structure Advisory group.

There are no arrangements or understandings between Mr. Farr and any other persons pursuant to which he was selected as Chief Financial Officer of the Company. Further, there are no family relationships between Mr. Farr and any director or executive officer of the Company. Mr. Farr has not been party to any reportable transactions with the Company pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-K.

Compensation Arrangements for Mr. Farr

Mr. Farr and the Company entered into an offer letter, dated January 28, 2026 (the “Offer Letter”). In connection with Mr. Farr’s appointment as Chief Financial Officer, his salary will increase to $750,000 and he will be eligible to receive a discretionary annual bonus in an amount determined in the sole discretion of the Compensation Committee of the Board of Directors of Lazard, Inc., on the same basis as other executive officers.

Generally, Mr. Farr’s service under the Offer Letter may be terminated by either party; provided that Mr. Farr must provide three months’ written notice of his intention to terminate employment. While providing services to the Company and for three months thereafter, Mr. Farr will be subject to restrictive covenants prohibiting competition with the Company or any of its affiliates and solicitation of their clients and employees.

The Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description is qualified in its entirety by reference to the terms of the Offer Letter.

Transition Agreement with Ms. Betsch

In connection with such transition, on January 28, 2026, the Company and Ms. Betsch entered into a transition agreement (the “Betsch Transition Agreement”), pursuant to which (1) her service as Chief Financial Officer of Lazard will cease as of the Transition Date and (2) on the Transition Date, she will transition into the role of Senior Advisor and will continue employment in such role through the Separation Date.

As compensation for services performed during the Advisory Period, Ms. Betsch will receive her base salary at its current rate, continue to participate in the Company’s benefit plans and programs in accordance with their terms and be eligible to vest in her outstanding equity-based awards in accordance with their terms.

As of the Separation Date, Ms. Betsch will be eligible to receive (1) the severance benefits payable upon a qualifying termination (prior to a change in control) under her Amended and Restated Agreement Relating to Retention and Noncompetition and Other Covenants, dated as of August 23, 2023 (the “Retention Agreement”), and the (2) treatment of outstanding equity-based awards in accordance with their terms, in each case subject to and in accordance with the terms of the applicable arrangement and as described (as applicable) in the Company’s Definitive Proxy Statement on Schedule 14A filed on March 25, 2025 (the “2025 Proxy Statement”) under “Potential Payments Upon Termination or Change in Control”, “Individual Agreements” and “Award Agreements – Death, Disability, Non-CIC Termination;” provided that the benefit continuation period will commence on the Transition Date and Ms. Betsch will not be eligible to receive a pro rata bonus payment in respect of 2026. For the avoidance of doubt, Ms. Betsch will receive a full annual bonus for 2025 (which will be equal to the annual bonus paid to her for 2024 and paid in the form specified by the Retention Agreement).

The Betsch Transition Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The above descriptions are qualified in their entirety by reference to the terms of the Betsch Transition Agreement.

Item 7.01    Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Farr is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01    Other Events.

As in prior years, the Company currently expects that the vesting and settlement of certain deferred incentive compensation awards that were previously granted to the Company’s employees (other than the Company’s named executive officers) under the Company’s 2018 Incentive Compensation Plan and that were originally scheduled to vest on March 1, 2026 may be accelerated to occur on one or more earlier dates during February 2026.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit No.	Description
10.1	Offer Letter, dated January 28, 2026, between Lazard, Inc. and Tracy Farr
10.2	Transition Agreement, dated January 28, 2026, between Lazard, Inc. and Mary Ann Betsch
99.1	Press Release issued January 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari L. Soloway
	Name:	Shari L. Soloway
	Title:	Corporate Secretary
Dated: February 2, 2026